                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter M. Neupert and David E. Rostov, jointly and severally, his or her attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file such amendments, together with exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he or she might or could do in person, and ratifying and confirming all that the attorneys-in-fact and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                                Title                                  Date
       ---------                                -----                                  ----
                              President, Chief Executive Officer and              July 28, 1999
/s/ Peter M. Neupert           Director (Principal Executive Officer)
--------------------------
Peter M. Neupert

/s/ David E. Rostov           Vice President and Chief Financial Officer          July 28, 1999
--------------------------     (Principal Financial and Accounting
David E. Rostov                Officer)

/s/ Jeffrey P. Bezos          Director                                            July 28, 1999
--------------------------
Jeffrey P. Bezos

/s/ Brook H. Byers            Director                                            July 28, 1999
--------------------------
Brook H. Byers

/s/ L. John Doerr             Director                                            July 28, 1999
--------------------------
L. John Doerr

/s/ William D. Savoy          Director                                            July 28, 1999
--------------------------
William D. Savoy

/s/ Howard Schultz            Director                                            July 28, 1999
--------------------------
Howard Schultz

/s/ Jed A. Smith              Director                                            July 28, 1999
--------------------------
Jed A. Smith